UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2018
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Commission file number 001-34789 (Hudson Pacific Properties, Inc.)
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

(310) 445-5700
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company                                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.                                        ☐

ITEM 7.01    REGULATION FD DISCLOSURE.

On September 12, 2018, Hudson Pacific Properties, Inc. (the “Company”) made available through its investor relations website at http://investors.hudsonpacificproperties.com an investor presentation entitled “Investor Presentation—June 30, 2018,” which is attached as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit Number	Description

99.1	Investor Presentation.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date:    September 12, 2018

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer